Supplement, dated February 17, 2009,

to Prospectuses of Mutual of America Separate Account No. 2

TDA, IRA and FPA Contracts

Thrift Plan Contracts

Section 457 Contracts

The prospectuses identified above are supplemented as follows, and should be read along with this supplement:

Temporary waiver of Minimum Distribution Rules

The prospectuses identified above contain disclosures regarding minimum distributions that must be taken after age 70 ½ and in certain other circumstances under Section 401(a)(9) of the Internal Revenue Code (the “Code”) in order to avoid penalties. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the “Act”) was signed into law.   The Act included a waiver of required minimum distributions for 2009 in certain situations. The following discussion of this waiver and the related disclosures contained in the prospectuses are not intended as tax advice. You should seek independent tax advice from an experienced professional about minimum distribution requirements and your particular circumstances.  In general, the failure to take a minimum distribution when required results in a 50% federal excise tax, payable by the individual or the individual’s beneficiary, which is assessed during the taxable year that begins with or within the calendar year during which the distribution was required (may be waived under certain circumstances.)

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement annuities or accounts (“IRAs”) , or employer-provided individual account “defined contribution” pension and retirement savings plans, including 401(k) plans, profit-sharing plans, Code Section 403(b) Thrift and TDA plans, and governmental Code Section 457(b) eligible deferred compensation plans.. The next required minimum distribution under these types of plans would be for calendar year 2010. This waiver applies to required distributions to Participants and IRA owners,  and after-death distributions to beneficiaries.  For example, in the case of an individual who attains age 70 1/2 in 2009, no minimum distribution is required for 2009, which would otherwise have been required to be made by April 1, 2010. If death benefits must be paid no later than the end of the fifth calendar year following the calendar year in which the IRA owner or Participant died, the Act also provides that 2009 does not count in determining that 5-year period.

The Act does not change:

•      the requirement for an individual who attained age 70 1/2 in 2008 to receive a minimum distribution, if not made during 2008, by April 1, 2009; and

•      any minimum distribution required for calendar years after 2009.

New 403(b) Rules.

Section 403(b) of the Code permits public schools and certain types of tax-exempt organizations to maintain retirement plans (“Section 403(b) TDA and Thrift Plans “) through which employers purchase annuity contracts for their employees. New regulations under Section 403(b) generally took effect on January 1, 2009 with respect to Contracts intended for use with Section 403(b) TDA and Thrift Plans. Some provisions of the regulations took effect sooner, and for certain employers some provisions may be effective later. Certain Contracts may be exempt from some or all provisions of the new regulations, for example, Contracts purchased by a “church” as defined in Section 403(b), or certain Contracts to which no contributions were made after specified dates.

The new regulations impose substantial changes on section 403(b) TDA and Thrift Plans and annuity contracts purchased under them. Such plans and annuity contracts must comply in operation with the new regulations in order to avoid adverse tax consequences to participants

The new regulations impact the Contracts as described below.

•Written Plan Requirement. Employers must have a written plan that meets the requirements of the new regulations, and Contracts, including Contracts purchased before and after the above effective date of the new regulations, must be held under the written plan. Participant transactions under the Contracts may be subject to the provisions of the written plan. (The IRS has indicated that a written plan does not have to be formally adopted until December 31, 2009 provided the written plan is retroactively effective as of January 1, 2009 and the employer operationally complies during 2009 with the written plan adopted.)

•Participant Transactions. Employers must determine that Participant-requested transactions available under the Contracts, including withdrawals, hardship withdrawals, loans, and transfers of Account Values under the Contracts to another 403(b) annuity contract or account, comply with the provisions of their written plans. Therefore, generally these transactions must be authorized by employers. Participant allocation directions for contributions, and Participant transfers to and among the Investment Alternatives under the Contracts, do not require employer authorization.

•Restrictions on Withdrawals of Employer Contributions. The employer’s written plan does not have to permit withdrawals by Participants prior to termination of employment. If permitted, the written plan must generally provide that employer contributions and earnings on them may only be withdrawn after the occurrence of a specific date or event contained in the written plan, e.g., attainment of age 59 ½ or 65, or completion of 5 years of participation in the Plan.

•”Catch-up” Contributions. The new regulations require that, if both the special “catch-up” contribution for employers with 15 or more years of service with certain employers and the “catch-up” contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special “15-year catch-up” contribution must be used first, before the “age-50 catch-up” contribution can be used.